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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


         Date of Report (Date of earliest Event reported) May 19, 2000


                        Physicians Resource Group, Inc.
            (Exact name of registrant as specified in its charter)


         Delaware                      1-13778              76-0456864
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)       Identification No.)


               14800 Landmark Blvd., Suite 500, Dallas, TX 75240
           (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code (972) 892-7200
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Item 5.  Other Events

     On May 19, 2000, Physicians Resource Group, Inc. (the "Company"), a debtor-in-possession, filed a monthly operating report for the period
April 1, 2000 through April 30, 2000 with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, Case Number 00-30748-RCM. The monthly operating reports are not prepared on a consolidated basis and therefore do not include the results of asset sales, income, expense, assets or liabilities of all of the Company's subsidiaries.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

          99.1 Monthly Operating Report for April 1, 2000 through April 30, 2000


















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                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    PHYSICIANS RESOURCE GROUP, INC.


DATE: June 6, 2000                  By: /s/ Michael Yeary
                                        --------------------------------
                                            Michael Yeary, President and
                                            Chief Restructuring Officer

















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